1 Exhibit 99.2 Addressing the Growing Gap in Obesity Treatment Poised for Regulatory and Commercial Success

Forward-Looking Statements
Forward-Looking Statements
Orexigen cautions you that statements included in this presentation that are not a description of historical facts are forward-looking statements.  Words such as "believes," "anticipates," "plans," "expects," "indicates," "will," "intends," "potential," "suggests,"
"assuming," "designed" and similar expressions are intended to identify forward-looking statements.  These statements are based on the Company's current beliefs and expectations.  These forward-looking statements include statements regarding the efficacy and safety of Contrave
®
, the potential for, and timing of, an NDA submission for Contrave, the commercial and therapeutic potential of
Contrave, and the potential to obtain regulatory approval for, and effectively treat obesity with, Contrave.  The inclusion of forward-
looking statements should not be regarded as a representation by Orexigen that any of its plans will be achieved.  Actual results may differ from those set forth in this release due to the risk and uncertainties inherent in the Orexigen business, including, without limitation: additional analyses of data from the Contrave Phase 3 trials and any other clinical trials of Contrave may produce negative or inconclusive results, or may be inconsistent with previously announced results or previously conducted clinical trials; the FDA may not agree with the Company’s interpretation of efficacy and safety results; earlier clinical trials may not be predictive of future results;
Contrave may not receive regulatory approval on a timely basis or at all, and the FDA may require Orexigen to complete additional clinical, non-clinical or other requirements prior to the submission or the approval of NDAs for either product candidate; the potential for adverse safety findings relating to Contrave to delay or prevent regulatory approval or commercialization, or result in product liability claims, including serious adverse events that are not characterized by clinical investigators as possibly related to Contrave; the third parties on whom Orexigen relies to assist with the development programs for Contrave, including clinical investigators, contract laboratories, clinical research organizations and manufacturing organizations, may not successfully carry out their contractual duties or obligations or meet expected deadlines, and the quality or accuracy of the data or materials generated by such third parties may be of insufficient quality to include in the Company’s regulatory submissions; the ability of Orexigen and its licensors to obtain, maintain and successfully enforce adequate patent and other intellectual property protection of its product candidates; Orexigen may be unable to enter a collaboration or partnership relating to Contrave for promotion to broader markets on attractive terms or at all;
and other risks described in the Company's filings with the Securities and Exchange Commission.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Orexigen undertakes no obligation to revise or update this news release to reflect events or circumstances after the date hereof.  All forward-looking statements are qualified in their entirety by this cautionary statement.  This caution is made under the safe harbor provisions of Section 21E of the
Private Securities Litigation Reform Act of 1995.  Information included herein is based on the Company’s review and evaluation of the clinical data.  All conclusions and determinations contained herein are subject to the Company’s further analysis of the clinical data.
The ultimate determination of the safety and efficacy of Contrave will be made by the FDA and other relevant regulatory authorities.

3 Contrave Obesity Research (COR) Phase III Program Summary Contrave Obesity Research (COR) Phase III Program Summary July 2009 July 2009

FDA Guidelines for Obesity Products
FDA Guidelines for Obesity Products
Statistical Significance on Co-Primary Weight Loss Endpoints
Efficacy Benchmark
Categorical response:  > 35% of patients on drug lose at least 5% of their body weight and that the proportion is double placebo
- OR  -
Mean weight loss:  >5% difference between active product and placebo group
Additional Endpoints:
Study markers of CV and metabolic risk
Experience in Diabetes
Study measures of glycemic control
Trial Size & Duration
>3,000 subjects randomized to active doses of the product and >1,500 subjects randomized to placebo for 1 year of treatment
Efficacy
Additional
Endpoints
Experience in
Diabetes
Safety /
Tolerability

FDA Guidelines for Obesity Products
FDA Guidelines for Obesity Products
Key elements of FDA guidance:
Statistical Significance on Co-Primary Weight Loss Endpoints
Efficacy Benchmark
(5% Categorical Response OR 5% Placebo Subtracted AND p<0.05)
Additional Endpoints
Efficacy in Obese Patients with Diabetes
Sufficient Patient Exposures for Evaluation of Safety and
Tolerability (1 year)
Total
Program
(n=4,536)
Efficacy
Additional
Endpoints
Experience in
Diabetes
Safety /
Tolerability

2 2
Phase III Program Designed for Regulatory and
Commercial Success
Phase III Program Designed for Regulatory and
Commercial Success
Contrave Obesity Contrave Obesity
Research Research Trial Trial
Patients           Patients
Enrolled Enrolled Key Features
COR – I NB-301 1,742 Two Doses (Contrave16 and Contrave32)
COR – II NB-303 1,496
Contrave32 with Re-randomization (Contrave32 or
48) for Non-responders after Week 28
COR-Diabetes NB-304 505 Contrave32 in Type 2 Diabetes
COR-BMOD NB-302 793 Contrave32 with Intensive Behavioral Modification
Double blind, placebo controlled 56 week trials with initial titration
Primary endpoints: proportion achieving 5% weight loss and % change body weight
ITT-LOCF: all randomized patients with 1 post-baseline observation while on study drug
Obese patients with BMI 30-45 (kg/m ), or 27-45 (kg/m ) with co-morbidities
Additional endpoints include markers of cardiometabolic risk, eating control, depression and quality of life
Common Features
Common Features

Baseline Characteristics
Baseline Characteristics
NB-301 NB-303 NB-304
Average Age 44 44 54
Sex, Female 85% 85% 56%
Race, White 75% 84% 79%
Tobacco Use 34% 37% 46%
Weight (kg) 100 100 106
BMI 36 36 37
Waist Circumference (cm) 109 109 115
Systolic BP (mm Hg) 119 118 125
Diastolic BP (mm Hg) 77 77 77
Pulse 72 71 73
Baseline Hypertension 22% 22% 62%
Baseline Dyslipidemia 51% 55% 84%
Note: Represents baseline characteristics for both Contrave and placebo patients in each trial
Efficacy
Additional
Endpoints
Experience in
Diabetes
Safety /
Tolerability

% of
Patients
Losing
>5% of
Body
Weight
Met Co-primary Endpoints and Exceeded FDA
Benchmark in Large Phase III Trials
Met Co-primary Endpoints and Exceeded FDA
Benchmark in Large Phase III Trials
% of
Patients
Losing
>5% of
Body
Weight
Placebo Contrave16 Contrave32
35%
benchmark
n= 456 n=825
n=511 n=471 n=471
n=511 n=471 n=471
n= 456 n=702
Note: All differences between Contrave and placebo highly statistically significant at p<0.001
^ Results of re-randomized Contrave48 group not shown; no statistical difference from re-randomized Contrave32 group
‡ Primary Endpoint
* Weighted LOCF
35%
benchmark
44.4%
52.9%
17.4%
48.0%
16.4%
Week 28
Week 56
Week 28 ‡
Week 56 *
17.5%
55.6%
17.1%
56.3%
Efficacy
Additional
Endpoints
Experience in
Diabetes
Safety /
Tolerability
NB-301 Results
5% Categorical Analysis (ITT-LOCF)
NB-303 Results^
5% Categorical Analysis (ITT-LOCF)
39.5%

Contrave Mean Weight Loss Supports Overall
Program Efficacy
Contrave Mean Weight Loss Supports Overall
Program Efficacy
Placebo Contrave16 Contrave32
Note: All differences between Contrave and placebo highly statistically significant at p<0.001
^ Results of re-randomized Contrave48 group not shown; no statistical difference from re-randomized Contrave32 group
‡ Primary Endpoint
* Weighted LOCF
% Weight
Loss vs.
Baseline
n=511 n=471 n=471 n=511 n=471 n=471 n= 456 n=825 n= 456 n=702
-1.7%
-1.3%
-5.4%
-6.1%
-6.1%
-5.0%
-6.4%
-6.5%
-1.9%
-1.2%
Week 28 ‡ Week 56*
Week 28 Week 56
% Weight
Loss vs.
Baseline
NB-301 Results
Mean % Weight Loss (ITT-LOCF)
NB-303 Results ^
Mean % Weight Loss (ITT-LOCF)
Efficacy Efficacy
Additional
Endpoints
Experience in
Diabetes
Safety /
Tolerability

Contrave Demonstrated Sustained Weight Loss
Over a Year of Treatment
Contrave Demonstrated Sustained Weight Loss
Over a Year of Treatment
Week 0 Week 14 Week 28 Week 42 Week 56 Week 0 Week 14 Week 28 Week 42 Week 56
Placebo Contrave32
* Contrave32 weighted analysis
NB-301 Observed Case Weight Loss
NB-303 Observed Case Weight Loss
*
Efficacy
Additional
Endpoints
Experience in
Diabetes
Safety /
Tolerability
% Weight
Loss vs.
Baseline
8.2%
8.2%
1.9%
1.4%
% Weight
Loss vs.
Baseline

Contrave Demonstrated Improvement in Markers of
Cardiometabolic Risk
Contrave Demonstrated Improvement in Markers of
Cardiometabolic Risk
10% Categorical Response Improved
1
Waist Circumference Improved
1
Fasting HDL Cholesterol Improved
1
Fasting Triglycerides Improved
1
Fasting Insulin Improved
2
Fasting Blood Glucose Improved
2
Fasting LDL Cholesterol Improved
2
Body Composition Sub-study
Total Body Fat (CT)
Total Visceral Fat (DEXA)
Improved
1
Improved
1
1
Significant difference between Contrave and placebo (p<0.05) in NB-301 or NB-303
2
Unadjusted p-value <0.05 in NB-301 or NB-303
Efficacy
Additional
Endpoints
Experience in
Diabetes
Safety /
Tolerability
NB-301 / NB-303
Key Secondary Efficacy Endpoints (ITT-LOCF)

Contrave Treatment Demonstrated Improvement in
Patient-reported Outcomes
Contrave Treatment Demonstrated Improvement in
Patient-reported Outcomes
1
Significant difference between Contrave and placebo (p<0.05) in NB-301 or NB-303
2
Unadjusted p-value <0.05 in NB-301 or NB-303
3
Change from baseline to endpoint, ITT-LOCF
Patient-reported Outcomes (ITT-LOCF)
NB-301 / NB-303
Quality of Life (IWQOL-Lite) Improved
1
Control of Eating Questionnaire
Hunger
Fullness
Cravings
General control of eating
Improved
2
Improved
2
Improved
2
Improved
2
Symptoms of Depression (IDS-SR total score) Similar to placebo
3
Efficacy
Additional
Endpoints
Experience in
Diabetes
Safety /
Tolerability

Contrave Exceeded FDA Benchmark in Obese Patients
with Diabetes
Contrave Exceeded FDA Benchmark in Obese Patients
with Diabetes
% of
Patients
Losing
>5% of
Body
Weight
%
Weight
Loss vs.
Baseline
Placebo Contrave32
NB-304 Results: Contrave32
35%
benchmark
N=159 N=265 N=159 n=265
n=159 N=265 N=159 N=265
Note: All differences between Contrave and placebo highly statistically significant at p<0.001
Efficacy
Additional
Endpoints
Experience in Experience in
Diabetes Diabetes
Safety /
Tolerability
5% Categorical Analysis (ITT-LOCF)
Mean % Weight Loss (ITT-LOCF)
46%
19%
45%
19%
WeeK 28
WeeK 56
WeeK 28
WeeK 56
-2.0%
-1.8%
-5.2%
-5.0%

Contrave Demonstrated Improved Glycemic Control in
Obese Patients with Diabetes
Contrave Demonstrated Improved Glycemic Control in
Obese Patients with Diabetes
Week 0
Placebo-
subtracted
Change in
HbA1c
Week 14 Week 28 Week 42 Week 56
1
Significant difference between Contrave32 and placebo (p<0.05)
2
Unadjusted p-value <0.05
NB-304 Placebo-subtracted HbA1c
Observed Case Analysis (Contrave32)
Efficacy
Additional
Endpoints
Experience in
Diabetes
Safety /
Tolerability
Key Measures (ITT-LOCF)
HbA1c (%)
Improved¹
% of Subjects with HbA1c <7.0%,
<6.5%
Improved²
% of patients requiring rescue Rx
Improved²
Fasting HDL
Improved¹
Fasting triglycerides
Improved¹
1
1
1
2
2
0.0%
0.5%
1.0%

Most Common Treatment-Emergent Adverse Events
Across 301, 303, 304
Most Common Treatment-Emergent Adverse Events
Across 301, 303, 304
NB-301 & NB-303
NB-304
(Diabetes)
Placebo Placebo Contrave 16 Contrave 16 Contrave32 Contrave32 Contrave32 Contrave32
Overall Treatment-Emergent
Adverse Events
68-85% 80% 83-86% 90%
Nausea 5%  – 7%  27% 29% – 30% 42%
‡
Constipation 6%  – 7% 16% 16% – 19% 18%
Headache 9% 16% 14% – 18% 14%
Vomiting 2% – 4% 6% 9% – 10% 18%
Upper respiratory infection 10% – 11% 9% 9% – 10% 8%
Insomnia 5% – 7% 6% 8% – 10% 11%
Dizziness 3% – 5% 8% 7% – 9% 12%
Dry mouth 2% – 3% 7% 8% – 9% 6%
Nasopharyngitis 5% - 14% 6% 5% – 8% 8%
Diarrhea 4% - 10% 5% 5% – 6% 16%
Note: Represents adverse event experience in trials NB-301, NB-303, NB-304.
‡
Nausea rate for patients not taking Metformin = 27%
Efficacy
Additional
Endpoints
Experience in
Diabetes
Safety /
Tolerability

Treatment Discontinuations due to Adverse Events
Treatment Discontinuations due to Adverse Events
NB-301 & NB-303
NB-304
(Diabetes)
Placebo Placebo Contrave16 Contrave16 Contrave32 Contrave32 Contrave32 Contrave32
Overall Discontinuation Rate 41% - 50% 51% 46 – 49% 48%
Discontinuation Rate Due to AEs
10% – 15% 22% 20% – 24% 29%
Nausea
+
5% 6% 10%
Headache + 2% 1% – 3% 2%
Dizziness + 2% + +
Vomiting + + + 3%
Depression 0% – 2% + + +
Insomnia
+ + + +
Anxiety + + + +
Diabetes mellitus  (worsened) + + + +
Note: Represents adverse event experience in trials NB-301, NB-303, NB-304. (> 1% in any arm)
+ + Incidence < 1%
Efficacy
Additional
Endpoints
Experience in
Diabetes
Safety / Safety /
Tolerability Tolerability

30
25
20
15
10
5
0
Week 4
Week 12
Week 20
Week 28
Week 36
Week 44
Week 52

30
25
20
15
10
5
0
Week 4
Week 12
Week 20
Week 28
Week 36
Week 44
Week 52

Contrave Phase III Program:  Patients who Complete
Titration Tend to Remain in Treatment
Contrave Phase III Program:  Patients who Complete
Titration Tend to Remain in Treatment
Weekly D/C
Rate (%)
Other Reason
Lost to Follow-Up
Insufficient Weight Loss
Adverse Event
Weekly D/C
Rate (%)
Contrave
N=1,594 completed (52%)
Contrave
N=1,594 completed (52%)
Placebo
N= 763 completed (53%)
Placebo
N= 763 completed (53%)
Cause of discontinuation
Efficacy
Additional
Endpoints
Experience in
Diabetes
Safety /
Tolerability
All Phase III Contrave Treatment
Groups
All Phase III Placebo Treatment
Groups

Safety Experience in COR Program
Safety Experience in COR Program
Cardiovascular  Effects Cardiovascular  Effects
Blood Pressure Contrave patients@ 56 weeks:  Mean BP generally unchanged vs. baseline
Placebo patients @ 56 weeks: Mean BP slightly decreased  (~2mm) vs. baseline
Patients losing >5% weight on Contrave had small decreases in BP at endpoint
Contrave treatment did not appear to disrupt the normal circadian BP pattern
Elevated blood pressure reported as an AE was higher in the diabetic population
(10%) than placebo (4%); D/C for elevated BP on Contrave was uncommon
(<1%)
Pulse There was a slight increase in mean pulse for patients on Contrave (~1 BPM)
compared to negligible change on placebo
Category Category Phase III Program Summary
Serious Adverse Events Attributed to
Contrave
Seven events :  Cholecystitis (2), seizure (2), palpitations (1), paresthesia (1) and vertigo (1)
Cardiovascular SAEs Similar rates between Contrave and placebo; one death on Contrave
Depression and Suicidal Ideation No treatment effects observed.  Suicidal ideation: Placebo (3), Contrave (1)
Labs, ECGs, LFTs No meaningful treatment effects on ECGs or laboratory measures including liver function tests
Efficacy
Additional
Endpoints
Experience in
Diabetes
Safety /
Tolerability

Contrave Exceeded FDA Efficacy Benchmark Across
the Phase III Program
Contrave Exceeded FDA Efficacy Benchmark Across
the Phase III Program
Placebo-ITT Contrave32 -ITT
NB-301 NB-304 NB-303 NB-302
Efficacy
benchmark
In all of our Phase III trials, Contrave crossed the categorical efficacy benchmark
In NB-301, 303, 304 with typical diet and exercise, Contrave exceeded the 5% categorical benchmark
In NB-302, with intense behavior modification, Contrave exceeded the 10% categorical benchmark
% of
Patients
Losing
>5% of
Body
Weight
Key Conclusions

OREXIGEN®

0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
-12.0%

Patients who Complete One Year of Contrave
Therapy Lose Even More Weight
Patients who Complete One Year of Contrave
Therapy Lose Even More Weight
Contrave patients in the Phase III program who completed one year of treatment achieved mean weight loss ranging from 5.9% (diabetes) to 11.5% (BMOD).  This translates into 14 to 25 lbs, or 20% to 40% of excess weight loss
Placebo-Completers Contrave32 - Completers
NB-301 NB-304 NB-303 NB-302
% Weight
Loss vs.
Baseline at
56 weeks
4.1 lbs
17.6 lbs
16.0 lbs
25.0 lbs
3.4 lbs
17.5 lbs
5.1 lbs
13.5 lbs
Key Conclusion

NDA Filing in 1H 2010
Launch Planning Underway
Partnership for Broader Markets
Orexigen Poised for Transformation on Positive
Contrave Results
Orexigen Poised for Transformation on Positive
Contrave Results
Attractive Efficacy and Safety Profile Support
Positioning for First-line Therapy
Contrave Appears to Deliver Unique Benefits to
Patients with Uncontrollable Food Cravings
Efficacy
Additional Endpoints
Experience in Diabetes
Safety / Tolerability
Commercialization
Differentiation
FDA Guidance

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